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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 1997


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              DELAWARE                            0-21802                          34-1741211
    (STATE OR OTHER JURISDICTION                (COMMISSION                       (IRS EMPLOYER
          OF INCORPORATION)                    FILE NUMBER)                    IDENTIFICATION NO.)


               3450 W. CENTRAL AVENUE, SUITE 328
                         TOLEDO, OHIO                                                 43606
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (419) 535-6374

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ITEM 5.        OTHER ITEMS

         On December 4, 1997, N-Viro International Corporation ("the Company") issued a press release, regarding the conclusion of the Manchak settlement agreement, incorporated by reference herein as Exhibit 1.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:       December 5, 1997               By:      /s/ James K. McHugh
       -----------------------------                 -------------------
                                                     James K. McHugh
                                                     Chief Financial Officer